UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 12, 2013 (March 6, 2013)

HERTZ GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33139	20-3530539
(State of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

225 Brae Boulevard

Park Ridge, New Jersey 07656-0713

(Address of principal executive
offices, including zip code)

(201) 307-2000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 6, 2013, Hertz Global Holdings, Inc. (the “Company”), investment funds associated with Clayton, Dubilier & Rice, LLC, The Carlyle Group and Merrill Lynch & Co., Inc. (collectively, the “Selling Stockholders”) and Citigroup Global Markets Inc. and Barclays Capital Inc. (collectively, the “Underwriters”) entered into an underwriting agreement (the “Underwriting Agreement”), pursuant to which (i) the Selling Stockholders agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Selling Stockholders, subject to and upon the terms and conditions set forth therein, 60,050,777 shares (the “Shares”) of the Company’s common stock and (ii) the Company agreed to repurchase from the Underwriters, and the Underwriters agreed to sell to the Company, subject to and upon the terms and conditions set forth therein, 23,200,000 shares (the “Repurchased Shares”) of the Shares sold by the Selling Stockholders.  The Company’s per-share purchase price for the Repurchased Shares was $20.14, which is the same as the per-share purchase paid by the Underwriters for the Shares sold by the Selling Stockholders.

This Current Report on Form 8-K is being filed to incorporate the Underwriting Agreement by reference into the registration statement for the offering of the Shares. A copy of the Underwriting Agreement has been attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following Exhibit is filed herewith as part of this report:

Exhibit	Description

1.1

Underwriting Agreement, dated March 6, 2013, among Hertz Global Holdings, Inc., Clayton, Dubilier & Rice Fund VII, L.P., CDR CCMG Co-Investor L.P., CD&R Parallel Fund VII, L.P., Carlyle Partners IV, L.P., CEP II U.S. Investments, L.P., CP IV Coinvestment, L.P., CEP II Participations S.à r.l. SICAR, ML Global Private Equity Fund, L.P., Merrill Lynch Ventures L.P. 2001, ML Hertz Co-Investor, L.P., CMC-Hertz Partners, L.P. and Citigroup Global Markets Inc. and Barclays Capital Inc., as underwriters

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
(Registrant)

By:	/s/ Elyse Douglas
Name:	Elyse Douglas
Title:	Executive Vice President and Chief Financial Officer

Date: March 12, 2013

EXHIBIT INDEX

Exhibit Number	Description

1.1

Underwriting Agreement, dated March 6, 2013, among Hertz Global Holdings, Inc., Clayton, Dubilier & Rice Fund VII, L.P., CDR CCMG Co-Investor L.P., CD&R Parallel Fund VII, L.P., Carlyle Partners IV, L.P., CEP II U.S. Investments, L.P., CP IV Coinvestment, L.P., CEP II Participations S.à r.l. SICAR, ML Global Private Equity Fund, L.P., Merrill Lynch Ventures L.P. 2001, ML Hertz Co-Investor, L.P., CMC-Hertz Partners, L.P. and Citigroup Global Markets Inc. and Barclays Capital Inc., as underwriters